UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 14, 2008


                       MEDINA INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                255 S. Leland Noton Way, San Bernadino, CA 92408
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Resignation
--------------------

Effective on April 14, 2008, Mr. Arun Madhav, a director of Medina International Holdings, Inc. (the Registrant) submitted his resignation from the board of directors, effective immediately.

Director Appointment
--------------------

On April 14, 2008, Mr. Mike Gallo was appointed to the Board of Directors of the Registrant, effective immediately, for a term of 1 year. As part of his appointment, Mr. Gallo will receive 25,000 shares of the Registrant's restricted common stock for his services during his term.

Mr. Gallo serves as the president and Chief Executive Officer of Kelly Space and Technology, Inc., which he co-founded in 1993. Mr. Gallo, also serves as the Director of Global Energy Systems, LLC, a subsidiary of Kelly Space and Technology, Inc. Mr. Gallo is a retired officer of the United States Air Force. Mr. Gallo is also involved in various community organizations, such as The California Space Authority, which he serves as the current Chief Financial Officer, the American Institue of Aeronautics and Astronautics, which he serves the Arrowhead Section Chairman. He serves as the Vice Chairman of the Community Action Partnership of San Bernadino County and as the Vice Chairman of the San Bernadino County Workforce Investment Board.

On August 27, 2007, the Registrant entered in a Distributorship Agreement with Kelly Space and Technology, Inc., which provided for Kelly Space and Technology, Inc. to serve as the Registrant's exclusive distributor for watercraft sales to the United States Department of Defense. Kelly Space and Technology, Inc. is a commercial Reusable Launch Vehicle (RLV), aerospace, energy and homeland security technology development company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        MEDINA INTERNATIONAL HOLDINGS, INC.

                                        By:      /s/Daniel Medina
                                                   ---------------
                                                    Daniel Medina, President


 Date: April 15, 2008